UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2010

CHINA GREEN AGRICULTURE, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-18606	36-3526027
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
People’s Republic of China 710065
(Address of registrant’s principal executive office)

(011)-86-29-88266368
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 2 ON FORM 8-K/A

China Green Agriculture, Inc.

September 17, 2010

On July 7, 2010, China Green Agriculture, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission (the “Commission”), with respect to its acquisition of Beijing Gufeng Chemical Products Co., Ltd., a company organized under the laws of the People’s Republic of China, and its wholly-owned subsidiary, Beijing Tianjuyuan Fertilizer Co., Ltd., a company organized under the laws of the People’s Republic of China.  This Amendment No. 2 on Form 8-K/A amends the Report, in order to provide the pro form financial information required by Item 9.01(b) of Form 8-K, which the Company indicated would be provided no later 71 days after the date the Current Report on Form 8-K reporting the closing of the acquisition is required to be filed.

Item 9.01 Financial Statements and Exhibits

THIS AMENDMENT NO. 2 ON FORM 8-K/A AMENDS ITEM 9.01 OF THE REPORT AS FOLLOWS:

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated in its entirety herein by reference.

(d) Exhibits.

The exhibits required by this item are listed on the Exhibit Index to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN AGRICULTURE, INC.

By:	/s/ Ken Ren
Name: Ken Ren
Title: Chief Financial Officer
Date:    September 17, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	China Green Agriculture, Inc. unaudited condensed combined pro forma financial information as of June 30, 2010 and for the fiscal year ended June 30, 2010